Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 1 (this “Amendment”), dated as of April 13, 2017, to the Credit Agreement dated as of October 7, 2016 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”) among CHOBANI GLOBAL HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CHOBANI, LLC, a Delaware limited liability company (the “U.S. Opco Borrower”), CHOBANI IDAHO, LLC, an Idaho limited liability company (the “Idaho Borrower” and, together with the U.S. Opco Borrower, each, a “Borrower” and collectively, the “Borrowers”), BANK OF AMERICA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the Lenders, Issuing Banks and other parties from time to time party thereto.

WHEREAS, the U.S. Opco Borrower has requested additional Term Loans (the “Additional Term Loans”) under the Amended Credit Agreement in an aggregate principal amount not exceeding $175,000,000, the proceeds of which shall be used to repay a portion of the Indebtedness outstanding under the Second Lien Credit Agreement immediately before giving effect to this Amendment and to pay related fees and expenses;

WHEREAS, the Additional Term Loans are expected to constitute a single Class of Term Loans with the Closing Date Term Loans outstanding immediately before giving effect to this Amendment (the “Existing Term Loans”) and shall be secured by Liens on the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the First Lien Obligations under the Credit Agreement;

WHEREAS, each existing Term Lender (each, an “Existing Term Lender”) that executes and delivers a signature page to this Amendment will thereby unconditionally agree to the terms of this Amendment (all such consenting Existing Term Lenders, collectively, the “Consenting Lenders”);

WHEREAS, each Person (other than a Consenting Lender in its capacity as such) that agrees to make Additional Term Loans (each such Person, an “Additional Term Lender”) will make Additional Term Loans to the U.S. Opco Borrower on the Amendment Effective Date in an amount equal to its Additional Term Commitment (as defined below);

WHEREAS, the Additional Term Lenders are severally willing to make Additional Term Loans, subject to the terms and conditions set forth in this Amendment; and WHEREAS, the Additional Term Loans will have the same terms as the Existing Term Loans except as otherwise amended hereby;

WHEREAS, the U.S. Opco Borrower has engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or its designated affiliates to act as sole and exclusive lead arranger and bookrunner in respect of the Additional Term Loans (in such capacities, the “Lead Arranger”); and

WHEREAS, pursuant to Section 10.01(1) of the Credit Agreement, the U.S. Opco Borrower has requested certain additional amendments to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement.

SECTION 2. Additional Term Loans.

(a) Subject to the terms and conditions set forth herein, each Additional Term Lender severally agrees to make an Additional Term Loan to the U.S. Opco Borrower on the Amendment Effective Date in a principal amount equal to its Additional Term Commitment, which amount shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended Credit Agreement. The “Additional Term Commitment” of any Additional Term Lender will be the amount set forth opposite such Additional Term Lender’s name on Schedule 1 hereto. On the Amendment Effective Date, the proceeds of the Additional Term Loans will be used to repay a portion of the Indebtedness outstanding under the Second Lien Credit Agreement immediately before giving effect to this Amendment and to pay related fees and expenses.

(b) For the avoidance of doubt, on and after the Amendment Effective Date, (i) the Additional Term Loans and the Existing Term Loans shall constitute a single Class of Term Loans under the Credit Agreement; and (ii) the Additional Term Lenders and the Existing Term Lenders shall constitute a single Class of Term Lenders under the Credit Agreement.

SECTION 3. Amendments to the Credit Agreement.

In accordance with Section 10.01(1) of the Credit Agreement and effective as of the Amendment Effective Date:

(a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto. Attached as Annex II hereto is a conformed copy of the Amended Credit Agreement.

(b) The exhibits to the Credit Agreement are hereby amended to add Exhibit S attached as Annex III hereto.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Loan Parties represent and warrant (in each case as of the Amendment Effective Date) that:

(a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(b) No Default shall exist after giving effect to this Amendment and the consummation of the transactions contemplated hereby (including the application of the proceeds of the Additional Term Loans).

(c) The representations and warranties of the Borrowers contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

SECTION 5. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each Loan Party and the Administrative Agent, (ii) a counterpart signature page to this Amendment executed and delivered by each Additional Term Lender or Consenting Lender, as applicable and (iii) a counterpart signature page to this Amendment executed and delivered by each Revolving Lender and each Issuing Bank.

(b) The representations and warranties set forth in Sections 4(b) and (c) of this Amendment shall be true and correct in all respects on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Amendment Effective Date and signed by a Responsible Officer of the U.S. Opco Borrower, certifying as to such representations and warranties.

(c) The Administrative Agent shall have received the favorable legal opinions of (i) Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, and (ii) Givens Pursley LLP, Idaho counsel to the Loan Parties, in each case addressed to the Lenders, the Administrative Agent, the Collateral Agent and each Issuing Bank and dated the Amendment Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent. The U.S. Opco Borrower hereby requests such counsel to deliver such opinions.

(d) The Administrative Agent shall have received a Committed Loan Notice in respect of the Additional Term Loans, which shall be in compliance with the notice requirements set forth in Section 2.02(1) of the Amended Credit Agreement.

(e) The Administrative Agent shall have received certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), customary certificates of resolutions or other action, incumbency certificates or other certificates of Responsible Officers of each Loan Party certifying true and complete copies of the Organizational Documents attached thereto and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

(f) The U.S. Opco Borrower shall have paid:

(i) to the Administrative Agent, for the account of each Consenting Lender, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the principal amount of the Existing Term Loans of such Consenting Lender outstanding on the Amendment Effective Date immediately before giving effect to this Amendment, which Amendment Fee shall be fully earned and due and payable on the Amendment Effective Date; and

(ii) all fees and other amounts due and payable pursuant to this Amendment and/or any letter agreements or fee letters by and between Holdings, the U.S. Opco Borrower and the Lead Arranger (collectively, the “Engagement Letter”), including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent and the Lead Arranger required to be paid or reimbursed pursuant to the Credit Agreement or the Engagement Letter;

provided that it is understood and agreed that the Additional Term Lenders may net the fees and expenses described in this paragraph (f) from the proceeds of the Additional Term Loans prior to providing such proceeds to the Administrative Agent for distribution to the U.S. Opco Borrower.

(g) The Administrative Agent shall have received at least two (2) Business Days prior to the Closing Date all documentation and other information in respect of the Borrowers and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing by it at least ten (10) Business Days prior to the Amendment Effective Date.

The Administrative Agent shall notify the U.S. Opco Borrower, the Existing Term Lenders and the Additional Term Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of Amendment; Reaffirmation of the Loan Parties.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) Each Loan Party hereby consents to the amendment of the Credit Agreement, the Security Agreement and the Existing Pledge Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that (i) the existing security interests granted by such Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents and (ii) neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment (A) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, or (B) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Costs and Expenses. The U.S. Opco Borrower agrees to reimburse the Administrative Agent promptly after receipt of a written request for its documented and reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CHOBANI GLOBAL HOLDINGS, LLC,
as Holdings

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

CHOBANI, LLC,
as the U.S. Opco Borrower

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

CHOBANI IDAHO, LLC,
as the Idaho Borrower and a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

CHOBANI CAFE, LLC,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

AGRO-FARMA LL, LLC,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

[Chobani, LLC - Signature page to Amendment No. 1]

CHOBANI FINANCE CORPORATION, INC.,
as a Guarantor

By:	/s/ Mick Beekhuizen
Name: Mick Beekhuizen
Title: Chief Executive Officer

[Chobani, LLC - Signature page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent,

By:	/s/ Denise Jones
Name: Denise Jones
Title: Vice President

[Chobani, LLC - Signature page to Amendment No. 1]

BANK OF AMERICA, N.A.,
as an Additional Term Lender and as a Revolving Lender and an Issuing Bank

By:	/s/ Kathryn Tucker
Name: Kathryn Tucker
Title: Vice President

[Chobani, LLC - Signature page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A.,
as a Revolving Lender and an Issuing Bank

By:	/s/ Joon Hur
Name: Joon Hur
Title: Vice President

[Chobani, LLC - Signature page to Amendment No. 1]

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as a Revolving Lender and an Issuing Bank

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[Chobani, LLC - Signature page to Amendment No. 1]

KEYBANK NATIONAL ASSOCIATION,
as a Revolving Lender and an Issuing Bank

By:	/s/ J.E. Fowler
Name: J.E. Fowler
Title: Managing Director

[Chobani, LLC - Signature page to Amendment No. 1]